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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 10, 2000
                                                ------------------------


                          Heartland Technology, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
        --------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


             1-11956                                    36-1487580
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    (Commission File Number)             (I.R.S. Employer Identification No.)


547 West Jackson Boulevard, Chicago, Illinois           60661
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 294-0497
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Item 2.   Acquisition or Disposition of Assets

On May 10, 2000, Heartland Technology, Inc. ("Company") issued a press release announcing the formation of Zecal Technology, LLC. A copy of the press release is enclosed as Exhibit 99.01 and is incorporated herein.

Item 7. Financial Statements and Exhibits


(c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.01          Press release of Heartland Technology, Inc. dated May 10, 2000

99.02 Form of Collateral Pledge Agreement between HTI Z Corp (formerly known as Zecal Corp.) and Wells Fargo Business Credit, Inc. filed herewith.

99.03 Form of Fifth Amendment to Credit and Security Agreement between P.G. Design Electronics, Inc. and Wells Fargo Business Credit, Inc. filed herewith.

99.04 Form of Asset Purchase Placement among Heartland Technology, Inc., Zecal Corp. and Zecal Technology, LLC filed herewith.

99.05          Form of Limited Liability Company Agreement between Zecal Corp.
               and LZ Partners, LLC filed herewith.

99.06 Form of Members Agreement between Zecal Technology, LLC and each of the members listed on the Schedule of Members filed herewith.

99.07 Form of Management Services Agreement between Heartland Technology, Inc. and Zecal Technology, LLC filed herewith.

99.08 Form of Registration Agreement among Zecal Technology, LLC; LZ Partners, LLC; and Zecal Corp. filed herewith.

99.09 Form of Replacement Guarantee by Corporation by HTI Z Corp. for the benefit of Wells Fargo Business Credit, Inc. filed herewith.

99.10          Form of Replacement Security Agreement between HTI Z Corp.
               (formerly know as Zecal Corp.) and Wells Fargo Business Credit, Inc. filed herewith.

99.11          Form of By-laws of Zecal Technology, LLC filed herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEARTLAND TECHNOLOGY, INC.


Date:   May 24, 2000                   By: /s/ Richard P. Brandstatter
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                                           Richard P. Brandstatter
                                           Vice President - Finance
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EXHIBIT INDEX


Exhibit No.    Description
-----------    ----------

99.01          Press release of Heartland Technology, Inc. dated May 10, 2000

99.02 Form of Collateral Pledge Agreement between HTI Z Corp (formerly known as Zecal Corp.) and Wells Fargo Business Credit, Inc. filed herewith.

99.03 Form of Fifth Amendment to Credit and Security Agreement between P.G. Design Electronics, Inc. and Wells Fargo Business Credit, Inc. filed herewith.

99.04 Form of Asset Purchase Placement among Heartland Technology, Inc., Zecal Corp. and Zecal Technology, LLC filed herewith.

99.05          Form of Limited Liability Company Agreement between Zecal Corp.
               and LZ Partners, LLC filed herewith.

99.06 Form of Members Agreement between Zecal Technology, LLC and each of the members listed on the Schedule of Members filed herewith.

99.07 Form of Management Services Agreement between Heartland Technology, Inc. and Zecal Technology, LLC filed herewith.

99.08 Form of Registration Agreement among Zecal Technology, LLC; LZ Partners, LLC; and Zecal Corp. filed herewith.

99.09 Form of Replacement Guarantee by Corporation by HTI Z Corp. for the benefit of Wells Fargo Business Credit, Inc. filed herewith.

99.10          Form of Replacement Security Agreement between HTI Z Corp.
               (formerly know as Zecal Corp.) and Wells Fargo Business Credit, Inc. filed herewith.

99.11          Form of By-laws of Zecal Technology, LLC filed herewith.